UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 3, 2003

Angeion Corporation
(Exact name of Registrant as specified in its charter)

Minnesota	001-13543	41-1579150
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Oak Grove Parkway St. Paul, Minnesota	55127-8599
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 484-4874

Items 1-6, 8, 10 and 11 are not applicable and therefore omitted.

Item 9.          Regulation FD Disclosure.  (Item 12. Disclosure of Results of Operations and Financial Condition)

Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Angeion Corporation hereby furnishes a press release, issued on June 3, 2003, disclosing material non-public information regarding its results of operations for the three and six months ended April 30, 2003.

Item 7.          Financial Statements And Exhibits

99.1                           Press release dated June 3, 2003 reporting Angeion Corporation results of operations for the three and six months ended April 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEION CORPORATION

Dated: June 4, 2003
	By:	/s/ Dale H. Johnson
Dale H. Johnson
Chief Financial Officer